UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

Level 3 Parent, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35134	47-0210602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd. Broomfield, Colorado		80021
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (720) 888-1000

Level 3 Communications, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 105 of the Securities Act of 1933 (17 CFR §230.105) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §210.12b-2.)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 1, 2017, Level 3 Communications, Inc. (the “Company”) (n/k/a Level 3 Parent, LLC) merged (the “Initial Merger”) with Wildcat Merger Sub 1 LLC (“Merger Sub 1”), an indirect, wholly owned subsidiary of CenturyLink, Inc. (“CenturyLink”), pursuant to the terms and conditions contemplated by the Agreement and Plan of Merger, dated as of October 31, 2016, by and among the Company, CenturyLink, Merger Sub 1 and WWG Merger Sub LLC (“Merger Sub 2”), an indirect, wholly owned subsidiary of CenturyLink (the “Merger Agreement”). As a result of the Initial Merger, the Company became an indirect wholly owned subsidiary of CenturyLink. Immediately after the Initial Merger, the Company merged with and into Merger Sub 2 (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub 2 surviving as an indirect wholly-owned subsidiary of CenturyLink under the name “Level 3 Parent, LLC” (the “Surviving Company”). The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Mergers.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Subsequent Merger, on November 1, 2017, Level 3 Financing, Inc. (“Level 3 Financing”), a wholly owned subsidiary of the Company, entered into (i) a Supplemental Indenture (the “5.25% Notes Supplemental Indenture”) to the Indenture dated as of March 22, 2016 (the “5.25% Indenture”), among Level 3 Financing, as issuer, the Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”); (ii) a Supplemental Indenture (the “5.375% Notes due 2024 Supplemental Indenture”) to the Indenture dated as of November 13, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee (the “2024 5.375% Indenture”); (iii) a Supplemental Indenture (the “5.125% Notes Supplemental Indenture”) to the Indenture dated as of April 28, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee (the “5.125% Indenture”); (iv) a Supplemental Indenture (the “5.375% Notes due 2025 Supplemental Indenture”) to the Indenture dated as of April 28, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee (the “2025 5.375% Indenture”); (v) a Supplemental Indenture (the “5.625% Notes Supplemental Indenture”) to the Indenture, dated as of January 29, 2015, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee (the “5.625% Indenture”); (vi) a Supplemental Indenture (the “5.375% Notes due 2022 Supplemental Indenture”) to the Indenture, dated as of August 12, 2014, between Level 3 Financing (as successor in interest to Level 3 Escrow II, Inc.), as issuer and the Trustee (the “2022 5.375% Indenture”); and (vii) a Supplemental Indenture (the “6.125% Notes Supplemental Indenture”, and together with the 5.25% Notes Supplemental Indenture, the 5.375% Notes due 2024 Supplemental Indenture, the 5.125% Notes Supplemental Indenture, the 5.375% Notes due 2025 Supplemental Indenture, the 5.625% Notes Supplemental Indenture, the 5.375% Notes due 2022 Supplemental Indenture and the 6.125% Notes Supplemental Indenture, the “Financing Supplemental Indentures”) to the Indenture, dated as of November 14, 2013, among Level 3 Financing, as issuer, the Company, as guarantor, and the Trustee (the “6.125% Indenture”, and together with the 5.25% Indenture, the 2024 5.375% Indenture, the 5.125% Indenture, the 2025 5.375% Indenture, the 5.125% Indenture and the 2022 5.375% Indenture, in each case as supplemented or amended prior to the date hereof, the “Financing Indentures”). Each of the Financing Supplemental Indentures was entered into among Level 3 Financing, the Company, Merger Sub 2 and the Trustee.

Additionally, on November 1, 2017, the Company, Merger Sub 2 and the Trustee entered into a Supplemental Indenture (the “5.750% Notes Supplemental Indenture”, and together with the Financing Supplemental Indentures, the “Supplemental Indentures”) to the Indenture dated as of December 1, 2014, between the Company, as issuer, and the Trustee (as supplemented or amended prior to the date hereof, the “5.750% Indenture”, and together with the Financing Indentures, the “Indentures”).

The Supplemental Indentures provide that Merger Sub 2 will expressly assume all of the Company’s obligations (i) as a guarantor under the Financing Indentures and (ii) as the issuer under the 5.750% Indenture, as applicable.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by the terms and conditions of each of the Supplemental Indentures, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 to this Current Report and are incorporated by reference herein as if set forth in full.

In addition, in connection with the Subsequent Merger, on November 1, 2017, Merger Sub 2 and the Credit Agreement Agent (as defined below) entered into an Assumption Agreement (the “Assumption Agreement”) pursuant to which Merger Sub 2 expressly assumed all of the Company’s obligations under the Amended and Restated Credit Agreement, amended as of February 22, 2017, among the Company, Level 3 Financing, as borrower, the lenders party thereto and Merrill Lynch Capital Corporation, as administrative agent and collateral agent (in such capacities, the “Credit Agreement Agent”) and the related loan documents. A The foregoing description of the Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Assumption Agreement, a copy of which is filed herewith as Exhibit 4.9 to this Current Report and is incorporated by reference herein as if set forth in full.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the introductory note, which is incorporated herein by reference, on November 1, 2017, pursuant to the terms and conditions of the previously announced Merger Agreement, the Mergers were completed.

In connection with the Initial Merger, each outstanding share of Company common stock, par value $0.01 per share (the “Company Common Stock”), other than shares held by holders who have properly exercised appraisal rights (“dissenting shares”) and shares owned by CenturyLink, the Company or their respective subsidiaries, was converted into the right to receive $26.50 in cash, without interest, and 1.4286 shares of CenturyLink’s common stock, par value $1.00 per share (“CTL Common Stock”), with cash paid in lieu of fractional shares.

In addition, as a result of the Initial Merger, (i) each outstanding Company restricted stock unit award granted prior to April 1, 2014 or granted to an outside director of the Company was converted into the right to receive $26.50 in cash and 1.4286 shares of CTL Common Stock (and cash in lieu of fractional shares) with respect to each Company share covered by such award, less applicable tax withholdings, (the “Converted RSU Awards”) and (ii) each outstanding Company restricted stock unit award granted on or after April 1, 2014 (other than those granted to outside directors of the Company) was converted into a restricted stock unit award relating to such number of shares of CTL Common Stock determined in accordance with a formula set forth in the Merger Agreement (the “Continuing RSU Awards”). The Continuing RSU Awards will remain subject to the same terms and conditions applicable to the original Company awards immediately prior to their conversion, subject to certain exceptions.

As a result of the Initial Merger, CenturyLink expects to deliver to the Company’s stockholders an aggregate of approximately $9.6 billion in cash and approximately 517.3 million shares of CTL Common Stock valued at approximately $9.8 billion (excluding shares of CTL Common Stock subject to future issuance under the Continuing RSU Awards and amounts to be paid to dissenting shares), based on the number of shares of Company Common Stock and Converted RSU Awards outstanding at the close of business on October 31, 2017 and the per share closing price of CTL Common Stock on the New York Stock Exchange (“NYSE”) on October 31, 2017.

In connection with the closing of the Mergers, the Surviving Company made a $1,825,000,000 investment in CenturyLink pursuant to an unsecured demand note that bears interest at 3.5% per annum. The principal amount of such note is payable upon demand by the Surviving Company but no later than November 1, 2020, and is prepayable by CenturyLink. CenturyLink’s obligations under the demand note are subordinated to its obligations under its senior secured credit agreement.

The above-described issuance of shares of CTL Common Stock in connection with the Initial Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-215121) filed by CenturyLink with the U.S. Securities and Exchange Commission (the “Commission”) and declared effective on February 13, 2017. The joint proxy statement/prospectus of CenturyLink and the Company included in the registration statement (the “Joint Proxy Statement/Prospectus”), including the various reports incorporated by reference therein, contains additional information about the above-described transactions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the other items of this Current Report on Form 8-K, (ii) the Joint Proxy Statement/Prospectus and (iii) the Merger Agreement, which is filed herewith and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, the Company requested that the shares of Company Common Stock, which traded under the symbol “LVLT,” cease to be traded on The NYSE as of 9:00 AM Eastern Standard Time on November 1, 2017 and be delisted from NYSE. Accordingly, NYSE filed with the Commission a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) (the “Form 25”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Company Common Stock. The delisting of the Company Common Stock from NYSE will be effective 10 days after the filing of the Form 25. The Company intends to file with the Commission a Form 15 under the Exchange Act relating to the Company Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Initial Merger, each issued and outstanding share of Company Common Stock, other than dissenting shares, was cancelled and each holder of Company Common Stock ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the effective time of the Initial Merger, the Company became an indirect wholly owned subsidiary of CenturyLink and, accordingly, a change in control of the Company occurred. The information set forth in Item 2.01, Item 3.01, Item 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Subsequent Merger, in accordance with the Merger Agreement, the directors of Merger Sub 2, Stacey W. Goff and David D. Cole, became the directors of the Surviving Company. All of the previous officers and directors of the Company ceased to serve as the officers and directors of the Company.

Upon the effectiveness of the Subsequent Merger, Stacey W. Goff and David D. Cole continued as the directors of the Surviving Company.

In connection with closing the Mergers, the following individuals were appointed to the following positions with the Surviving Company:

Chief Executive Officer	Glen F. Post, III

President and Chief Operating Officer	Jeffrey K. Storey

Executive Vice President, Chief Administrative Officer & General Counsel	Stacey W. Goff

Executive Vice President and Chief Financial Officer	Sunit S. Patel

Executive Vice President – Controller	David D. Cole

For additional information about these officers, please see (i) the proxy statements of the Company and CenturyLink filed with the Commission on April 7, 2017 and April 13, 2017, respectively, and (ii) CenturyLink’s Current Report on Form 8-K filed with the Commission on November 1, 2017.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Subsequent Merger, the certificate of formation and the operating agreement of Merger Sub 2, attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference, became the certificate of formation and operating agreement of the Surviving Company, which is named Level 3 Parent, LLC.

Item 8.01. Other Events

The information set forth in Item 2.01 of this Current Report on Form 8-K related to the intercompany demand note is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 31, 2016, by and among Level 3 Communications, Inc., CenturyLink, Inc., Wildcat Merger Sub 1 LLC and WWG Merger Sub LLC (incorporated by reference to Exhibit 2.1 of Level 3 Communications, Inc.’s Current Report on Form 8-K dated November 3, 2016).

3.1	Certificate of Formation of WWG Merger Sub LLC (n/k/a Level 3 Parent, LLC).

3.2	Amended and Restated Limited Liability Company Agreement of WWG Merger Sub LLC (n/k/a Level 3 Parent, LLC), dated as of October 5, 2017.

4.1	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of March 22, 2016 governing the 5.25% Senior Notes due 2026.

4.2	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of November 13, 2015, governing the 5.375% Senior Notes due 2024.

4.3	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of April 28, 2015, governing the 5.125% Senior Notes due 2023.

4.4	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of April 28, 2015, governing the 5.375% Senior Notes due 2025.

4.5	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of January 29, 2015, governing the 5.625% Senior Notes due 2023.

4.6	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of August 12, 2014, governing the 5.375% Senior Notes due 2022.

4.7	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., as guarantor, Level 3 Financing, Inc., as issuer, WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., as trustee, amending the Indenture dated as of November 14, 2013, governing the 6.125% Senior Notes due 2021.

4.8	Supplemental Indenture, dated as of November 1, 2017, among Level 3 Communications, Inc., WWG Merger Sub LLC and The Bank of New York Mellon Trust Company, N.A., amending the Indenture, dated as of December 1, 2014 governing the 5.750% Senior Notes due 2022.

4.9	Assumption Agreement, dated as of November 1, 2017, between WWG Merger Sub LLC and Merrill Lynch Capital Corporation, as administrative agent and collateral agent, with respect to the Amended and Restated Credit Agreement, amended as of February 22, 2017, among Level 3 Communications, Inc., Level 3 Financing, Inc., as borrower, the lenders party thereto and Merrill Lynch Capital Corporation, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Level 3 Parent, LLC (as successor-in-interest to Level 3 Communications, Inc.)

Date: November 1, 2017	By:	/s/ Stacey W. Goff
Name: Stacey W. Goff
Title: Executive Vice President, Chief Administrative Officer and General Counsel